UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________________________

FORM 8-K

_____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 10, 2017

SEVCON, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-9789	04-2985631
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

155 Northboro Road Southborough, MA	01772
(Address of principal executive offices)	(zip code)
(508) 281-5510 (Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Sevcon, Inc. (the “Company”) held its annual meeting of stockholders beginning on February 7 and concluding on February 10, 2017. The proposals before the meeting were: (1) approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to fully declassify the Company’s Board of Directors so that all directors would be elected annually for one-year terms; (2) election of members of the Company’s Board of Directors to serve until the 2018 annual meeting, the number of whom would depend on the result of Proposal 1; (3) ratification of the appointment of RSM US LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2017; (4) advisory approval of the fiscal 2016 compensation of the Company’s executive officers (say-on-pay); and (5) advisory vote regarding the frequency of say-on-pay votes in the future. The Company’s press release regarding the meeting results is filed herewith as Exhibit 99.1

The votes on these proposals, which were determined when the meeting concluded on February 10, 2017, were as follows.

(1) Approval of amendment of the Company’s Amended and Restated Certificate of Incorporation:

For	Against	Abstain	Broker Non-Votes
2,394,404	2,405,462	38,190	0

(2) Election of five directors (because Proposal 1 was not approved) by plurality vote:

	For	Withheld	Broker Non-Votes
Sevcon Board Nominees
Matthew Boyle	3,988,592	9,966	0
Matthew Goldfarb	3,995,795	2,763	0
William J. Ketelhut	3,988,492	10,066	0
Walter M. Schenker	3,995,795	2,763	0
Paul O. Stump	3,967,801	30,757	0

Ryan Morris / Meson Capital Nominees
Bryan Boches	823,932	15,566	0
Shvetank Jain	823,932	15,566	0
Anthony L. Posawatz	823,932	15,566	0

(3) Ratification of the appointment of RSM US LLP:

For	Against	Abstain	Broker Non-Votes
3,987,373	50,938	799,745	0

(4) Approval of the fiscal 2016 compensation of the Company’s executive officers (say-on-pay):

For	Against	Abstain	Broker Non-Votes
3,967,655	801,494	68,907	0

(5) Vote regarding the frequency of stockholder votes to approve the compensation of executive officers in the future:

Annually	Every two years	Every three years	Abstain
3,996,394	6,674	43,982	791,006

The Company’s Board of Directors has determined to continue to hold say-on-pay votes annually until the next date on which the stockholders’ views must be solicited.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press release of the Company dated February 13, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVCON, INC.

Dated: February 13, 2017	By:	/s/ Paul N. Farquhar
Paul N. Farquhar
Chief Financial Officer